UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

Hot Topic, Inc.

(Exact name of registrant as specified in charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue City of Industry, California		91748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 7, 2010, Hot Topic, Inc. issued a press release announcing that on April 6, 2010, its Board of Directors authorized a $1.00 per share special one-time cash dividend to be paid to shareholders of record at the close of business on April 19, 2010. The Board also authorized a $0.07 per share regular quarterly dividend to be paid to shareholders of record at the close of business on April 19, 2010. Both the special one-time cash dividend and the regular quarterly dividend are payable on May 3, 2010 and will be paid together.

The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of Hot Topic, Inc. dated April 7, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

By:	/s/ JAMES MCGINTY
James McGinty Chief Financial Officer

Date: April 7, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Hot Topic, Inc. on April 7, 2010.